UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 18, 2023

ADARA ACQUISITION CORP.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40014	85-2373325
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

211 East Blvd.

Charlotte, NC 28203

(Address of Principal Executive Offices) (Zip Code)

(704) 315-5290

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one redeemable warrant	ADRA.U	NYSE American
Class A common stock, par value $0.0001 per share	ADRA	NYSE American
Redeemable warrants, exercisable for shares of Class A common stock at an exercise price of $11.50 per share	ADRA.WS	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

At a special meeting of the stockholders of Adara Acquisition Corp., a Delaware corporation (“Adara”) held on January 18, 2023 (the “Special Meeting”), the stockholders of Adara approved the transactions contemplated by the Business Combination Agreement, dated June 22, 2022 (the “Business Combination Agreement”), by and among Adara, Alliance Entertainment Holding Corporation, a Delaware corporation (“Legacy Alliance”) and Adara Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Adara (“Merger Sub”). Pursuant to the terms of the Business Combination Agreement, a business combination of Legacy Alliance and Adara will be effected through the merger of Legacy Alliance with and into Merger Sub, with Legacy Alliance surviving as a wholly owned subsidiary of Adara (the “Merger” and, collectively with the other transactions described in the Business Combination Agreement, the “Business Combination”). The closing of the Business Combination is subject to the satisfaction or waiver of certain conditions, including the minimum cash requirement and the listing of the surviving corporation’s securities on a national securities exchange. There can be no assurance that such conditions will be satisfied or waived.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On January 18, 2023, Adara held the Special Meeting for the following purposes:

•	The “Business Combination Proposal” — To consider and vote upon a proposal to approve and adopt the Business Combination Agreement, and the transactions contemplated thereby, pursuant to which Adara will issue (i) shares of Class A common stock of Adara (“Combined Company Common Stock”) to holders of common stock of Alliance (“Alliance Stockholders”) and (ii) shares of Class E Common stock of Adara (“Combined Company Class E Common Stock”) to the Alliance Stockholders which will be placed in an escrow account to be released to the Alliance Stockholders and converted into Combined Company Common Stock upon the occurrence of certain triggering events and Merger Sub will merge with and into Alliance, with Alliance surviving the Merger and becoming a wholly-owned direct subsidiary of Adara;

•	The “Charter Proposals” — To consider and vote upon amendments to Adara’s amended and restated certificate of incorporation. The proposed amendments detailed below were voted on separately and the results are as set forth below:

o	The Name Change Charter Amendment — to change the name of Adara Acquisition Corp. to “Alliance Entertainment Holding Corporation”;

o	The Authorized Share Charter Amendment — to change the number of authorized shares of Adara’s capital stock, par value $0.0001 per share, from 111,000,000 shares, consisting of (a) 110,000,000 shares of common stock, including 100,000,000 shares of Class A common stock and 10,000,000 shares of Class B common stock and (b) 1,000,000 shares of preferred stock, to 551,000,000 shares, consisting of (i) 490,000,000 shares of Class A common stock, (ii) 60,000,000 shares of Class E common stock and (iii) 1,000,000 shares of preferred stock, and eliminate the Class B common stock classification;

o	The Certificate of Incorporation Voting Threshold Charter Amendment — To increase the required vote threshold for approving amendments to certain specified provisions of the certificate of incorporation to 66 2/3%;

o	The Bylaws Voting Threshold Charter Amendment — to increase the required vote threshold for approving amendments to the bylaws to 66 2/3%;

o	The Board of Directors Reclassification Charter Amendment — to divide Adara’s board of directors into three classes with one class of directors being elected each year and each class (except for those directors appointed prior to the first annual meeting of stockholders) serving a three-year term;

o	The Director Removal Charter Amendment — to provide for the removal of directors with cause only by stockholders voting at least two-thirds (66 2/3%) of the voting power of all of the then outstanding shares of voting stock of the Combined Company entitled to vote at an election of directors; and

o	The Additional Charter Amendment — to approve all other changes including eliminating various provisions applicable only to blank check companies, including business combination requirements that will no longer be relevant following the closing of the Business Combination (the “Closing”).

•	The “Equity Incentive Plan Proposal”— To consider and vote upon the adoption of the Alliance Entertainment Holding Corporation 2023 Equity Incentive Plan (the “2023 Plan”) established to be effective after the Closing to assist Adara, immediately upon consummation of the Business Combination (the “Combined Company”), in retaining the services of eligible employees, directors and consultants, to secure and retain the services of new employees, directors and consultants and to provide incentives for such persons to exert maximum efforts for the Combined Company’s success;

•	The “Exchange Listing Proposal” — To consider and vote upon a proposal to (i) approve the issuance of Combined Company Common Stock and Combined Company Class E Common Stock to Alliance’s stockholders as a result of the Merger pursuant to the Business Combination Agreement, including the Combined Company Common Stock issuable upon conversion of the Combined Company Class E Common Stock and (ii) approve the issuance of equity awards under the 2023 Plan if such plan is approved in accordance with the Equity Incentive Plan Proposal.

There were 11,500,000 shares of Adara’s Class A common stock, and 2,875,000 shares of Adara’s Class B common stock, issued and outstanding on the record date for the Special Meeting. At the Special Meeting, there were 12,328,563 shares voted by proxy or in person, which constituted a quorum. The results for each matter were as follows:

Business Combination Proposal: Adara’s stockholders approved the Business Combination Proposal, based on the following votes:

Votes FOR	Votes AGAINST	Abstain	Broker Non-Votes
11,188,846	1,139,717	0	N/A

Charter Proposals: Adara’s stockholders approved the Charter Proposals, based on the following votes:

The Name Change Charter Amendment

Class A common stock and Class B common stock, voting together as a single class

Votes FOR	Votes AGAINST	Abstain	Broker Non-Votes
11,188,835	1,119,629	20,099	N/A

Class B common stock, voting separately as a single class

Votes FOR	Votes AGAINST	Abstain	Broker Non-Votes
2,825,500	0	0	N/A

The Authorized Share Charter Amendment

Class A common stock and Class B common stock, voting together as a single class

Votes FOR	Votes AGAINST	Abstain	Broker Non-Votes
11,188,643	1,119,728	20,192	N/A

Class B common stock, voting separately as a single class

Votes FOR	Votes AGAINST	Abstain	Broker Non-Votes
2,825,500	0	0	N/A

The Certificate of Incorporation Voting Threshold Charter Amendment

Class A common stock and Class B common stock, voting together as a single class

Votes FOR	Votes AGAINST	Abstain	Broker Non-Votes
10,815,846	1,492,628	20,089	N/A

Class B common stock, voting separately as a single class

Votes FOR	Votes AGAINST	Abstain	Broker Non-Votes
2,825,500	0	0	N/A

The Bylaws Voting Threshold Charter Amendment

Class A common stock and Class B common stock, voting together as a single class

Votes FOR	Votes AGAINST	Abstain	Broker Non-Votes
10,815,847	1,492,627	20,089	N/A

Class B common stock, voting separately as a single class

Votes FOR	Votes AGAINST	Abstain	Broker Non-Votes
2,825,500	0	0	N/A

The Board of Directors Reclassification Charter Amendment

Class A common stock and Class B common stock, voting together as a single class

Votes FOR	Votes AGAINST	Abstain	Broker Non-Votes
10,815,947	1,492,527	20,089	N/A

Class B common stock, voting separately as a single class

Votes FOR	Votes AGAINST	Abstain	Broker Non-Votes
2,825,500	0	0	N/A

The Director Removal Charter Amendment

Class A common stock and Class B common stock, voting together as a single class

Votes FOR	Votes AGAINST	Abstain	Broker Non-Votes
10,855,819	1,452,655	20,089	N/A

Class B common stock, voting separately as a single class

Votes FOR	Votes AGAINST	Abstain	Broker Non-Votes
2,825,500	0	0	N/A

The Additional Charter Amendment

Class A common stock and Class B common stock, voting together as a single class

Votes FOR	Votes AGAINST	Abstain	Broker Non-Votes
11,188,835	1,119,629	20,099	N/A

Class B common stock, voting separately as a single class

Votes FOR	Votes AGAINST	Abstain	Broker Non-Votes
2,825,500	0	0	N/A

Equity Incentive Plan Proposal: Adara’s stockholders approved the Equity Incentive Plan Proposal, based on the following votes:

Votes FOR	Votes AGAINST	Abstain	Broker Non-Votes
10,471,177	1,833,780	23,606	N/A

Exchange Listing Proposal: Adara’s stockholders approved the Exchange Listing Proposal, based on the following votes:

Votes FOR	Votes AGAINST	Abstain	Broker Non-Votes
11,188,742	1,119,729	20,092	N/A

Forward-Looking Statements

Certain statements included in this Current Report on Form 8-K that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of financial and performance metrics, projections of market opportunity, expectations and timing related to Alliance’s business, customer growth and other business milestones, potential benefits of the proposed Business Combination, and expectations related to the timing of the Business Combination.

These statements are based on various assumptions, whether or not identified in this Current Report on Form 8-K, and on the current expectations of Adara’s and Alliance’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by an investor as, a guarantee, an assurance, a prediction, or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Alliance and Adara.

These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political, and legal conditions; the inability of the parties to successfully or timely consummate the Business Combination, including the risk that any regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the Combined Company or the expected benefits of the Business Combination or that the approval of the stockholders of Adara or Alliance is not obtained; failure to realize the anticipated benefits of the Business Combination; risks relating to the uncertainty of the projected financial information with respect to Alliance; risks related to the music, video, gaming, and entertainment industry, including changes in entertainment delivery formats; global economic conditions; the effects of competition on Alliance’s future business; risks related to fulfilment network; risks related to expansion and the strain on Alliance’s management, operational, financial, and other resources; risks related to operating results and growth rate; that the business could be harmed in connection with the amount of redemption requests made by Adara’s public stockholders; and those factors discussed in Adara’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 under the heading “Risk Factors,” and the Current Report on Form 8-K filed on June 23, 2022 and other documents of Adara filed, or to be filed, with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 19, 2023	ADARA ACQUISITION CORP.

	By:	/s/ Paul Porter
Name: Paul Porter Title: Chief Financial Officer